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CERTIFICATE NUMBER                                                  SHARES

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SHARES OF BENEFICIAL INTEREST
INTEREST WITHOUT PAR VALUE
                                                CUSIP 530158 10 4

ORGANIZED UNDER THE LAWS OF THE
COMMONWEALTH OF MASSACHUSETTS                      SEE REVERSE FOR
                                                 CERTAIN DEFINITIONS

   THIS CERTIFICATE IS TRANSFERABLE
   IN CANTON, MA OR JERSEY CITY, NJ


                          LIBERTY ALL-STAR EQUITY FUND
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THIS IS TO CERTIFY THAT



                          S   P   E   C   I   M   E   N




IS THE OWNER OF
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           fully paid an nonassessable shares of beneficial interest, without par value, in Liberty All-Star Equity Fund (the "Trust") established as a Trust in accordance with the laws of the Commonwealth of Massachusetts under and subject to the provisions of a Declaration of Trust dated August 20, 1986 and filed with the Secretary of the Commonwealth of Massachusetts, as amended from time to time. The interest represented hereby is transferable only on the books of the Trust by the holder hereof in person or by attorney upon surrender of this certificate, properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
           With the facsimile seal of the Trust and the facsimile signatures of it duly authorized officers.

Dated


                                                       /s/ William R. Parmentier
Countersigned and Registered:                          PRESIDENT
   COMPUTERSHARE TRUST COMPANY, N.A.

                            TRANSFER AGENT     [SEAL]  /s/ Jeremy O. May
                            AND REGISTRAR              SECRETARY
BY

                       AUTHORIZED OFFICER

  The following abbrevations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

       TEN COM - as tenants in common
       TEN ENT - as tenants by the entireties
       JT TEN - as joint tenants with right of survivorship and not as tenants in common

  UNIF GIFT MIN ACT - _______Custodian__________
                      (Cust)           (Minor)
                      under Uniform Gifts to Minors
                      Act___________
                          (State)

  UNIF TRANS MIN ACT - _______Custodian__________
                      (Cust)           (Minor)
                      under Uniform Gifts to Minors
                      Act___________
                          (State)

     Additional abbreviations may also be used though not in the above list.

  FOR VALUE RECEIVED, ________________ hereby sell, assign and transfer unto

______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)
______________________________________________________________________________
______________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE

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______________________________________________________________________________
________________________________________________________________________Shares
of beneficial interest represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said shares on the books of the within named Trust with full power of substitution in the premises.
Dated___________________________________________

                          _____________________________________________________
                                       THE SIGNATURE TO THIS ASSIGNMENT MUST
                                       CORRESPOND WITH THE NAME AS WRITTEN
                                       UPON THE FACE OF THE CERTIFICATE IN
                                       EVERY PARTICULAR, WITHOUT ALTERATION
                          NOTICE:      OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature Guarantee

________________________________________
Signature(s) should be guaranteed by a
commercial bank or trust company or by a member of the Boston, Midwest, Pacific
Coast or New York Stock Exchange.